Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell President and Chief Executive Officer (650) 234-6000

ROBERT HALF REPORTS THIRD-QUARTER FINANCIAL RESULTS

MENLO PARK, Calif., October 22, 2020 — Robert Half International Inc. (NYSE symbol: RHI) today reported revenues and earnings for the third quarter ended September 30, 2020.
For the quarter ended September 30, 2020, net income was $76 million, or $.67 per share, on revenues of $1.190 billion. Net income for the prior year’s third quarter was $117 million, or $1.01 per share, on revenues of $1.552 billion.
For the nine months ended September 30, 2020, net income was $212 million, or $1.87 per share, on revenues of $3.805 billion. For the nine months ended September 30, 2019, net income was $342 million, or $2.92 per share, on revenues of $4.537 billion.
“We are very pleased that third-quarter and early October results reflect consistent weekly and monthly sequential gains across our divisions,” said M. Keith Waddell, president and CEO of Robert Half. “Protiviti had another outstanding quarter, reporting its 12th consecutive quarter of year-on-year revenue gains, leveraging a strong pipeline of diversified services offerings, including particularly robust growth from the blended solutions with our staffing operations. We were also pleased with the quarter-on-quarter growth in our staffing divisions, led by our permanent placement and OfficeTeam divisions.”
Waddell added, “Return on invested capital for the company was 25.8 percent in the third quarter.”
Robert Half management will conduct a conference call today at 5 p.m. EDT. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number to listen to today’s conference call is 877-814-0475 (+1-706-643-9224 outside the United States). The password is “Robert Half.”
A taped recording of this call will be available for replay beginning at approximately 8 p.m. EDT today and ending at 11:59 p.m. EST on November 22. The dial-in number for the replay is 855-859-2056 (+1-404-537-3406 outside the United States). To access the replay, enter conference ID# 5010819. The conference call also will be archived in audio format on the company’s website at www.roberthalf.com/investor-center.
Founded in 1948, Robert Half is the world’s first and largest specialized staffing firm and a recognized leader in professional consulting and staffing services. The company’s specialized staffing divisions include Accountemps®, Robert Half® Finance & Accounting and Robert Half® Management Resources, for temporary, full-time and senior-level project professionals, respectively, in the fields of accounting and finance; OfficeTeam®, for highly skilled administrative support professionals; Robert Half® Technology, for project and full-time technology professionals; Robert Half® Legal, for project and full-time staffing of lawyers, paralegals and legal support personnel; and The Creative Group®, for creative, digital, marketing, advertising and public relations professionals. Robert Half also is the parent company of Protiviti®, a global consulting firm that provides clients with consulting solutions in finance, technology, operations, data, analytics, governance, risk and internal audit.
Robert Half has staffing and consulting operations in more than 400 locations worldwide.

Certain information contained in this press release and its attachments may be deemed forward-looking statements regarding events and financial trends that may affect the company’s future operating results or financial positions. These statements may be identified by words such as “estimate”, “forecast”, “project”, “plan”, “intend”, “believe”, “expect”, “anticipate”, or variations or negatives thereof, or by similar or comparable words or phrases. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the statements.

These risks and uncertainties include, but are not limited to, the following: changes to or new interpretations of U.S. or international tax regulations; the global financial and economic situation; the duration and impact of the COVID-19 pandemic and efforts to mitigate its spread; changes in levels of unemployment and other economic conditions in the United States or foreign countries where the company does business, or in particular regions or industries; reduction in the supply of candidates for temporary employment or the company’s ability to attract candidates; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the company’s services; on the company’s ability to maintain its margins; the possibility of the company incurring liability for its activities, including the activities of its temporary employees, or for events impacting its temporary employees on clients’ premises; the possibility that adverse publicity could impact the company’s ability to attract and retain clients and candidates; the success of the company in attracting, training, and retaining qualified management personnel and other staff employees; the company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the company’s SEC filings; the ability of the company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the company will incur as a result of healthcare reform legislation may adversely affect the company’s profit margins or the demand for the company’s services; the possibility that the company’s computer and communications hardware and software systems could be damaged or their service interrupted; and the possibility that the company may fail to maintain adequate financial and management controls and as a result suffer errors in its financial reporting.
Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.
Because long-term contracts are not a significant part of the company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. The company undertakes no obligation to update information contained in this release.
A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INTERNATIONAL INC.
SUMMARY OF OPERATIONS
(in thousands, except per share amounts)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
	(Unaudited)		(Unaudited)

Service revenues	$1,189,897	$1,552,132	$3,804,914	$4,537,047
Costs of services	722,551	905,854	2,306,630	2,648,779

Gross margin	467,346	646,278	1,498,284	1,888,268

Selling, general and administrative expenses	390,799	484,837	1,240,879	1,454,374
Income from investments held in employee deferred compensation trusts (1)	(26,095)	(1,450)	(34,630)	(34,628)
Amortization of intangible assets	334	339	1,002	1,022
Interest income, net	(202)	(1,230)	(1,264)	(3,768)

Income before income taxes	102,510	163,782	292,297	471,268
Provision for income taxes	26,761	46,601	80,437	129,677

Net income	$75,749	$117,181	$211,860	$341,591

Diluted net income per share	$.67	$1.01	$1.87	$2.92

Shares:
Basic	112,809	115,181	112,953	116,203
Diluted	113,355	115,868	113,444	116,934

(1) During the quarter, the Company changed its presentation of selling, general and administrative (“SG&A”) expenses to exclude gains and losses on investments held to fund the Company’s obligations under employee deferred compensation plans. Under these plans, employees direct the investment of their account balances, and the Company makes cash deposits into an investment trust consistent with these directions. Going forward, changes in the Company’s deferred compensation obligations noted above will continue to be included in SG&A or, in the case of Protiviti, direct cost, while investment income will be presented separately. Reclassifications have been made to prior periods’ consolidated financial statements to conform to the current presentation. These reclassifications had no impact to previously reported income before income taxes.

ROBERT HALF INTERNATIONAL INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	Quarter Ended September 30,				Nine Months Ended September 30,
	2020		2019		2020		2019
	(Unaudited)				(Unaudited)
SERVICE REVENUES:
Accountemps	$351,598	29.6%	$501,905	32.4%	$1,173,024	30.8%	$1,486,571	32.8%
OfficeTeam	173,685	14.6%	267,023	17.2%	549,963	14.4%	781,607	17.2%
Robert Half Technology	161,007	13.5%	195,630	12.6%	519,687	13.7%	567,517	12.5%
Robert Half Management Resources	154,917	13.0%	200,421	12.9%	531,826	14.0%	591,660	13.1%
Elimination of intersegment revenues (1)	(59,816)	(5.0%)	(46,518)	(3.0%)	(147,603)	(3.9%)	(121,555)	(2.7%)
Temporary and consultant staffing	781,391	65.7%	1,118,461	72.1%	2,626,897	69.0%	3,305,800	72.9%
Permanent placement staffing	87,203	7.3%	134,582	8.6%	278,722	7.4%	407,038	8.9%
Protiviti	321,303	27.0%	299,089	19.3%	899,295	23.6%	824,209	18.2%
Total	$1,189,897	100.0%	$1,552,132	100.0%	$3,804,914	100.0%	$4,537,047	100.0%

GROSS MARGIN:
Temporary and consultant staffing	$293,318	37.5%	$423,939	37.9%	$985,616	37.5%	$1,257,241	38.0%
Permanent placement staffing	87,043	99.8%	134,354	99.8%	278,229	99.8%	406,300	99.8%
Protiviti	86,985	27.1%	87,985	29.4%	234,439	26.1%	224,727	27.3%
Total	$467,346	39.3%	$646,278	41.6%	$1,498,284	39.4%	$1,888,268	41.6%

SEGMENT INCOME:
Temporary and consultant staffing	$43,779	5.6%	$101,428	9.1%	$165,933	6.3%	$312,684	9.5%
Permanent placement staffing	10,128	11.6%	21,817	16.2%	20,791	7.5%	68,718	16.9%
Protiviti	48,735	15.2%	39,646	13.3%	105,311	11.7%	87,120	10.6%
Combined segment income (2)	$102,642	8.6%	$162,891	10.5%	$292,035	7.7%	$468,522	10.3%

SELECTED CASH FLOW INFORMATION:
Depreciation	$15,588		$16,745		$47,097		$48,485
Capital expenditures	$6,614		$16,513		$28,878		$45,138
Open market repurchases of common stock (shares)	449		1,454		1,432		3,266

(1) Service revenues for Accountemps, OfficeTeam, Robert Half Technology and Robert Half Management Resources include intersegment revenues, which represent revenues from services provided to Protiviti in connection with the Company’s blended business solutions. Intersegment revenues for each line of business are aggregated and then eliminated as a single line item.

(2) Combined segment income is a non-GAAP measure described further on page 6.

ROBERT HALF INTERNATIONAL INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	September 30,
	2020	2019
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$587,000	$312,741
Accounts receivable, less allowances	$690,259	$852,843
Total assets	$2,563,092	$2,311,570
Total current liabilities	$1,052,785	$977,440
Notes payable, less current portion	$62	$295
Total stockholders’ equity	$1,194,029	$1,111,830

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
The financial results of Robert Half International Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the U.S. Securities and Exchange Commission (“SEC”). To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with the following non-GAAP measures: combined segment income and as adjusted revenue growth rates.
Combined segment income is income before income taxes adjusted for interest income and amortization of intangible assets. The Company provides combined segment income because it is how the Company evaluates segment performance.
Variations in the Company’s financial results include the impact of changes in foreign currency exchange rates, billing days, and certain intercompany adjustments. The Company provides “as adjusted” revenue growth calculations to remove the impact of these items. These calculations show the year-over-year revenue growth rates for the Company’s lines of business on both a reported basis and also on an as-adjusted basis for global, U.S., and international operations. This information is presented for each of the six most recent quarters. The Company has provided this data because it focuses on the Company’s revenue growth rates attributable to operating activities and aids in evaluating revenue trends over time. The Company expresses year-over-year revenue changes as calculated percentages using the same number of billing days, constant currency exchange rates, and certain intercompany adjustments.
The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

COMBINED SEGMENT INCOME RECONCILIATION (UNAUDITED):

	Quarter Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019

Income before income taxes	$102,510	$163,782	$292,297	$471,268
Interest income, net	(202)	(1,230)	(1,264)	(3,768)
Amortization of intangible assets	334	339	1,002	1,022
Combined segment income	$102,642	$162,891	$292,035	$468,522

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (As Adjusted)
	2019			2020			2019			2020
	Q2	Q3	Q4	Q1	Q2	Q3	Q2	Q3	Q4	Q1	Q2	Q3
Global
Accountemps	1.3	3.2	1.6	0.0	-33.0	-29.9	2.7	2.7	2.1	-0.7	-32.3	-30.2
OfficeTeam	-2.6	0.5	-3.7	-5.0	-48.0	-35.0	-1.1	0.1	-3.1	-5.7	-47.8	-35.8
RH Technology	6.0	5.4	6.2	7.8	-14.5	-17.7	7.7	5.2	7.0	6.8	-14.2	-18.2
RH Management Resources	6.8	10.3	7.1	8.1	-15.5	-22.7	14.0	13.9	10.3	7.5	-14.8	-23.5
Elimination of intersegment revenues (1)	25.2	30.8	21.6	26.7	7.8	28.6	25.8	29.3	21.6	24.9	7.7	28.2
Temporary and consultant staffing	1.4	3.2	1.3	0.7	-31.7	-30.1	3.7	3.4	2.2	0.0	-31.2	-30.7
Permanent placement staffing	4.3	3.8	0.4	-8.4	-49.6	-35.2	6.2	3.4	0.9	-9.0	-49.1	-35.7
Total staffing	1.7	3.3	1.2	-0.3	-33.7	-30.7	4.0	3.4	2.1	-1.0	-33.2	-31.2
Protiviti	16.6	18.3	15.7	16.5	4.1	7.4	13.8	14.6	14.1	15.5	4.5	6.4
Total	4.1	5.9	3.8	2.6	-26.9	-23.3	5.6	5.4	4.3	1.9	-26.4	-23.9

United States
Temporary and consultant staffing	3.5	5.7	3.0	2.0	-31.7	-31.0	3.8	4.5	3.2	0.5	-31.7	-31.3
Permanent placement staffing	6.6	6.5	3.0	-4.9	-51.6	-37.1	6.9	5.3	3.2	-6.3	-51.6	-37.3
Total staffing	3.8	5.8	3.0	1.3	-33.7	-31.6	4.1	4.5	3.2	-0.2	-33.7	-31.9
Protiviti	14.7	17.5	17.3	21.3	6.4	10.8	15.1	16.2	17.5	19.5	6.3	10.3
Total	5.6	7.9	5.6	4.7	-26.5	-23.3	6.0	6.6	5.7	3.2	-26.5	-23.7

International
Temporary and consultant staffing	-5.9	-5.0	-4.8	-3.8	-31.8	-27.0	3.1	-0.2	-1.0	-1.9	-28.9	-28.4
Permanent placement staffing	-0.6	-2.1	-5.3	-15.9	-45.0	-30.9	4.4	-0.6	-4.1	-14.6	-43.2	-31.7
Total staffing	-5.1	-4.6	-4.8	-5.6	-33.8	-27.6	3.3	-0.3	-1.5	-3.7	-31.1	-28.9
Protiviti	23.2	21.2	10.4	1.3	-3.9	-5.0	9.4	9.3	3.3	2.4	-1.5	-8.0
Total	-1.0	-0.7	-2.2	-4.4	-28.4	-23.4	4.4	1.4	-0.6	-2.7	-25.7	-25.0
(1) Service revenues for Accountemps, OfficeTeam, Robert Half Technology and Robert Half Management Resources include intersegment revenues, which represent revenues from services provided to Protiviti in connection with the Company’s blended business solutions. Intersegment revenues for each line of business are aggregated and then eliminated as a single line item.
The non-GAAP financial measures included in the table above adjust for the following items:
Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. In order to calculate “Constant Currency” revenue growth rates, as reported amounts are retranslated using foreign exchange rates from the prior year’s comparable period.
Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates a global, weighted-average number of billing days for each reporting period based upon inputs from all countries and all lines of business. In order to remove the fluctuations caused by comparable periods having different billing days, the company calculates “same billing day” revenue growth rates by dividing each comparative period’s reported revenues by the calculated number of billing days for that period to arrive at a “per billing day” amount. The “same billing day” growth rates are then calculated based upon the “per billing day” amounts.
Intercompany Adjustments. The “As Reported” revenue growth rates are based upon reported revenues. In order to remove the fluctuations caused by the impact of certain intercompany adjustments, applicable comparative period revenues are reclassified to conform with the current period presentation.
The term “As Adjusted” means that the impact of different billing days, constant currency fluctuations, and certain intercompany adjustments are removed from the revenue growth rate calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein on Pages 8-10.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – GLOBAL
	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020
Accountemps
As Reported	1.3	3.2	1.6	0.0	-33.0	-29.9
Billing Days Impact	0.2	-1.3	0.0	-1.5	-0.1	-0.3
Currency Impact	1.2	0.8	0.5	0.8	0.8	0.0
As Adjusted	2.7	2.7	2.1	-0.7	-32.3	-30.2
OfficeTeam
As Reported	-2.6	0.5	-3.7	-5.0	-48.0	-35.0
Billing Days Impact	0.2	-1.3	0.0	-1.3	-0.1	-0.2
Currency Impact	1.3	0.9	0.6	0.6	0.3	-0.6
As Adjusted	-1.1	0.1	-3.1	-5.7	-47.8	-35.8
Robert Half Technology
As Reported	6.0	5.4	6.2	7.8	-14.5	-17.7
Billing Days Impact	0.3	-1.4	0.1	-1.5	-0.1	-0.2
Currency Impact	0.8	0.5	0.3	0.5	0.4	-0.3
Intercompany Adjustments	0.6	0.7	0.4	―	―	―
As Adjusted	7.7	5.2	7.0	6.8	-14.2	-18.2
Robert Half Management Resources
As Reported	6.8	10.3	7.1	8.1	-15.5	-22.7
Billing Days Impact	0.3	-1.4	0.0	-1.5	-0.1	-0.2
Currency Impact	1.7	1.1	0.7	0.9	0.8	-0.6
Intercompany Adjustments	5.2	3.9	2.5	―	―	―
As Adjusted	14.0	13.9	10.3	7.5	-14.8	-23.5
Elimination of intersegment revenues
As Reported	25.2	30.8	21.6	26.7	7.8	28.6
Billing Days Impact	0.2	-1.6	0.0	-1.8	-0.2	-0.4
Currency Impact	0.4	0.1	0.0	0.0	0.1	0.0
As Adjusted	25.8	29.3	21.6	24.9	7.7	28.2
Temporary and consultant staffing
As Reported	1.4	3.2	1.3	0.7	-31.7	-30.1
Billing Days Impact	0.2	-1.3	0.0	-1.4	-0.1	-0.3
Currency Impact	1.3	0.9	0.5	0.7	0.6	-0.3
Intercompany Adjustments	0.8	0.6	0.4	―	―	―
As Adjusted	3.7	3.4	2.2	0.0	-31.2	-30.7
Permanent placement staffing
As Reported	4.3	3.8	0.4	-8.4	-49.6	-35.2
Billing Days Impact	0.2	-1.4	0.0	-1.4	-0.1	-0.2
Currency Impact	1.7	1.0	0.5	0.8	0.6	-0.3
As Adjusted	6.2	3.4	0.9	-9.0	-49.1	-35.7
Total staffing
As Reported	1.7	3.3	1.2	-0.3	-33.7	-30.7
Billing Days Impact	0.3	-1.4	0.0	-1.4	-0.1	-0.2
Currency Impact	1.3	0.9	0.5	0.7	0.6	-0.3
Intercompany Adjustments	0.7	0.6	0.4	―	―	―
As Adjusted	4.0	3.4	2.1	-1.0	-33.2	-31.2
Protiviti
As Reported	16.6	18.3	15.7	16.5	4.1	7.4
Billing Days Impact	0.3	-1.4	0.1	-1.6	-0.1	-0.3
Currency Impact	1.2	0.8	0.3	0.6	0.5	-0.7
Intercompany Adjustments	-4.3	-3.1	-2.0	―	―	―
As Adjusted	13.8	14.6	14.1	15.5	4.5	6.4
Total
As Reported	4.1	5.9	3.8	2.6	-26.9	-23.3
Billing Days Impact	0.2	-1.4	0.0	-1.4	-0.1	-0.2
Currency Impact	1.3	0.9	0.5	0.7	0.6	-0.4
As Adjusted	5.6	5.4	4.3	1.9	-26.4	-23.9

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – UNITED STATES
	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020
Temporary and consultant staffing
As Reported	3.5	5.7	3.0	2.0	-31.7	-31.0
Billing Days Impact	0.3	-1.2	0.2	-1.5	0.0	-0.3
Currency Impact	―	―	―	―	―	―
As Adjusted	3.8	4.5	3.2	0.5	-31.7	-31.3

Permanent placement staffing
As Reported	6.6	6.5	3.0	-4.9	-51.6	-37.1
Billing Days Impact	0.3	-1.2	0.2	-1.4	0.0	-0.2
Currency Impact	―	―	―	―	―	―
As Adjusted	6.9	5.3	3.2	-6.3	-51.6	-37.3

Total staffing
As Reported	3.8	5.8	3.0	1.3	-33.7	-31.6
Billing Days Impact	0.3	-1.3	0.2	-1.5	0.0	-0.3
Currency Impact	―	―	―	―	―	―
As Adjusted	4.1	4.5	3.2	-0.2	-33.7	-31.9

Protiviti
As Reported	14.7	17.5	17.3	21.3	6.4	10.8
Billing Days Impact	0.4	-1.3	0.2	-1.8	-0.1	-0.5
Currency Impact	―	―	―	―	―	―
As Adjusted	15.1	16.2	17.5	19.5	6.3	10.3

Total
As Reported	5.6	7.9	5.6	4.7	-26.5	-23.3
Billing Days Impact	0.4	-1.3	0.1	-1.5	0.0	-0.4
Currency Impact	―	―	―	―	―	―
As Adjusted	6.0	6.6	5.7	3.2	-26.5	-23.7

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020
Temporary and consultant staffing
As Reported	-5.9	-5.0	-4.8	-3.8	-31.8	-27.0
Billing Days Impact	-0.2	-1.6	-0.4	-1.4	0.0	0.0
Currency Impact	5.7	3.8	2.4	3.3	2.9	-1.4
Intercompany Adjustments	3.5	2.6	1.8	―	―	―
As Adjusted	3.1	-0.2	-1.0	-1.9	-28.9	-28.4

Permanent placement staffing
As Reported	-0.6	-2.1	-5.3	-15.9	-45.0	-30.9
Billing Days Impact	-0.2	-1.5	-0.4	-1.1	-0.1	0.0
Currency Impact	5.2	3.0	1.6	2.4	1.9	-0.8
As Adjusted	4.4	-0.6	-4.1	-14.6	-43.2	-31.7

Total staffing
As Reported	-5.1	-4.6	-4.8	-5.6	-33.8	-27.6
Billing Days Impact	-0.2	-1.6	-0.6	-1.3	-0.1	0.0
Currency Impact	5.6	3.7	2.3	3.2	2.8	-1.3
Intercompany Adjustments	3.0	2.2	1.6	―	―	―
As Adjusted	3.3	-0.3	-1.5	-3.7	-31.1	-28.9

Protiviti
As Reported	23.2	21.2	10.4	1.3	-3.9	-5.0
Billing Days Impact	-0.1	-1.8	-0.6	-1.4	—	0.1
Currency Impact	5.0	3.5	1.4	2.5	2.4	-3.1
Intercompany Adjustments	-18.7	-13.6	-7.9	―	―	―
As Adjusted	9.4	9.3	3.3	2.4	-1.5	-8.0

Total
As Reported	-1.0	-0.7	-2.2	-4.4	-28.4	-23.4
Billing Days Impact	-0.1	-1.6	-0.5	-1.3	—	0.1
Currency Impact	5.5	3.7	2.1	3.0	2.7	-1.7
As Adjusted	4.4	1.4	-0.6	-2.7	-25.7	-25.0